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                                                                 Exhibit 10.18



         THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS THE HOLDER OF SUCH WARRANT OR SHARES DELIVERS TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY STATING THAT SUCH PROPOSED TRANSFER WILL BE MADE PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

Company:                   TRITON NETWORK SYSTEMS, INC., a Delaware corporation
                           ("Company")

Number of Shares:          Such number of shares of Common Stock as shall be
                           equal to 4% of $2,000,000 divided by 90% of the price per share of Common Stock used in a firm underwritten initial public offering of the Company's common stock. In the event the Company has not completed a firm underwritten initial public offering on or before the first anniversary hereof, the number of shares shall be 16,000 shares.

Class of Stock:            Common Stock

Exercise Price:            90% of the price per share of Common Stock used in a
                           firm underwritten initial public offering of the Company's common stock. In the event the Company has not completed a firm underwritten initial public offering on or before the first anniversary hereof, the exercise price shall be equal to the price per share of the securities sold in the Company's most recent equity offering prior to the date of This
                           Warrant, which is $5.00 per share.

Issued as of:              February 25, 2000

Expiration Date:           As described in Section 1

         FOR VALUE RECEIVED in the form of a Commitment Letter dated January
14, 2000 and revised January 20, 2000 from FINOVA Capital Corporation in favor of the Company, the adequacy and receipt of which are hereby acknowledged, TRITON NETWORK SYSTEMS, INC., a Delaware corporation, hereby certifies that FINOVA Capital Corporation, a Delaware corporation, and its successors and assigns, are entitled to purchase from the Company at any time and from time to time on and after the date the $2,000,000 Credit Facility becomes available for use until 6:00 p.m. California local time on the Expiration Date at an Exercise Price (as described in Section 1), fully paid and nonassessable shares of Common Stock of the Company, on the terms and conditions hereinafter set forth (the "Shares"). The number of such shares of Common Stock and the Exercise Price are subject to adjustment as provided in the Warrant.



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         1.       Certain Definitions.  As used in this Warrant, the following terms have the following definitions:

                  "Common Stock" means the Company's Common Stock, $0.001 par value, and includes any common stock of the Company of any class or classes resulting from any reclassification or reclassifications thereof.

                  "Company" means TRITON NETWORK SYSTEMS, INC., a Delaware corporation.

                  "Convertible Securities" means evidence of indebtedness, shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

                  "Current Market Price" of a share of Common Stock or of any other security as of a relevant date means: (i) the Fair Value thereof as determined in accordance with clause (ii) of the definition of Fair Value with respect to Common Stock or any other security that is not listed on a national securities exchange or traded on the over-the-counter market or quoted on NASDAQ, and (ii) the closing price on such date (excluding any trades which are not bona fide arm's length transactions) with respect to Common Stock or any other security that is listed on a national securities exchange or traded on the over-the-counter market or quoted on NASDAQ. The closing price for each day shall be (i) the last sale price of shares of Common Stock or such other security on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (ii) if no shares of Common Stock or if no securities of the same class as such other security are then listed or admitted to trading on any national securities exchange, the average of the reported closing bid and asked prices thereof on such date in the over-the-counter market as shown by NASDAQ or, if no shares of Common Stock or if no securities of the same class as such other security are then quoted in such system, as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Warrantholders.

                  "Exchange" means the Securities Exchange Act of 1934, as amended.

                  "Exercise Period" means the period commencing on the date hereof and ending at 6:00 p.m. California local time on the Expiration Date.

                  "Exercise Price" shall have the meaning set forth above.

                  "Expiration Date" means the date that is seven (7) years after the date hereof.

                  "Fair Value" means: (i) with respect to a share of Common Stock or any other security, the Current Market Price thereof, and (it) with respect to any other property, assets, business or entity, or if the Shares have not been registered under the Securities Act, an amount determined in good faith by the Board of Directors of the Company.


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                  "Indemnified Party" and "Indemnifying Party" have the
meanings set forth in Section 11(f)(iii).

                  "Registrable Stock" means: (i) all Warrant Shares which are issuable to the warrantholders pursuant to the Warrants, whether or not the Warrants have in fact been exercised and whether or not such Warrant Shares have in fact been issued, (ii) an Warrant Shares acquired by the Warrantholders pursuant to the Warrants, and (iii) any shares of Common Stock, whether or not such shares of Common Stock have in fact been issued, and stocks or other securities of the Company issued upon conversion of, in a stock split or reclassification of, or a stock dividend or other distribution on, or in substitution or exchange for, or otherwise in connection with, such Warrant Shares or in a merger or consolidation involving the Company or its assets; provided, however, that the foregoing securities shall not be considered Registrable Stock if they were previously registered pursuant to Section 11 hereunder or if they are transferable without registration pursuant to Rule 144(k) under the Securities Act. For purposes of Section 11, a Warrantholder of record shall be treated as the record holder of the related Warrant Shares and other securities issuable pursuant to the Warrants.

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Warrant(s)" means this Warrant and any warrants issued in Exchange or replacement of this Warrant or upon transfer hereof.

                  "Warrantholder(s) and "Holder" means FINOVA Capital Corporation, a Delaware corporation, and its successors and assigns.

                  "Warrant Shares" means shares of Common Stock issuable to Warrantholders pursuant to the Warrants.

         1. Exercise of Warrant. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period by written notice to the Company (accompanied by physical surrender of this Warrant) and upon payment to the Company of the Exercise Price (subject to adjustment as provided herein) for the shares of Common Stock in respect of which the Warrant is exercised.

         2. Form of Payout of Exercise Price. Anything contained herein to the contrary notwithstanding, at the option of the Warrantholders, the Exercise Price may be paid in any one or a combination of the following forms:
(a) by wire transfer to the Company, (b) by a certified or cashier's check to the Company, (c) by the cancellation of any indebtedness owed by the Company and/or any subsidiaries of the Company to the Warrantholder, and/or (d) by the surrender to the Company of that number of Warrant Shares having a Fair Value equal to the Exercise Price in accordance with Section 4 below.

         3. Cashless Exercise. In lieu of exercising this Warrant as specified in Sections 2 and 3 above, the Warrantholders may from time to time at the Warrantholders' option convert this Warrant, in whole or in part, into a number of shares of Common Stock of the Company determined by dividing (A) the aggregate Fair Value of such shares or other securities otherwise


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issuable upon exercise of this Warrant minus the aggregate Exercise Price of such shares by (B) the Fair Value of one such share.

         4. Certificates for Warrant Shares; New Warrant. The Company agrees that the Warrant Shares shall be deemed to have been issued to the Warrantholders as the record owners of such Warrant Shares as of the close of business on the date on which payment for such Warrant Shams has been made (or deemed to be made by cashless exercise) in accordance with the terms of this Warrant. Certificates for the Warrant Shares shall be delivered to Warrantholders within a reasonable time, not exceeding thirty (30) days, after this Warrant has been exercised. A new Warrant representing the number of shares, if any, with respect to which this Warrant remains exercisable also shall be issued to the Warrantholders within such time so long as this Warrant has been surrendered to the Company at the time of exercise.

         5. Adjustment of Exercise Price; Number of Shares and Nature of Securities Issuable Upon Exercise of Warrants.

                  (a) Exercise Price: Adjustment of Number of Shares. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Exercise Price, the Warrantholders shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, a number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

                  (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company, or any or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive cash, stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Warrantholders shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant upon exercise of this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such cash, shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of such Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, and in any such case appropriate provision shall be made with respect to the rights and interests of the Warrantholders to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock securities or assets thereafter deliverable upon the exercise hereof.

                  (c) Stock Splits and Reverse Splits. In case at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock purchasable pursuant to this Warrant immediately prior to


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such subdivision shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Common Stock purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

                  (d) Dissolution, Liquidation and Wind-Up. In case the Company shall, at any time prior to the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Warrantholders shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the shares of Common Stock of the Company which such Warrantholders would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such Warrantholders upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Company, had such Warrantholders been the holders of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any cash distribution in excess of the Exercise Price provided for by this Warrant, the Warrantholders may, at each such Warrantholder's option, exercise the same without making payment of the Exercise Price, and in such case the Company shall, upon the distribution to said Warrantholders, consider that said Exercise Price has been paid in full to it and in making settlement to said Warrantholders, shall deduct from the amount payable to such Warrantholders an amount equal to such Exercise Price.

                  (e) Adjustment Certificate. In each case of an adjustment in the number of shares of Common Stock or other stock, securities or property receivable on the exercise of the Warrants, the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare and duly execute and deliver to the Warrantholders a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based.

         6.       Social Agreements of the Company.

                  (a) Reservation of Shares. The Company covenants and agrees that all Warrant Shares will, upon issuance, be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

                  (b) Avoidance of Certain Actions. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issue or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in taking all of such actions as my be necessary or appropriate in order to protect the rights of the Warrantholders against impairment of their rights hereunder.



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                  (c) Listing on Securities Exchanges; Registration. If, and so
long as, any class of the Company's Common Stock shall be listed on any national securities exchange (as defined in the Exchange Act), the Company will, at its expense, obtain and maintain the approval for listing upon official notice of issuance of all Warrant Shares and maintain the listing of Warrant Shares after their issuance; and the Company will so list on such national securities exchange, and will maintain such listing of, any other securities that at any time are issuable upon exercise of this Warrant if and at the time any securities of the same class shall be listed on such national securities exchange by the Company.

         7. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, such fraction shall be rounded to the nearest whole share. A fraction of one-half shall be rounded up to the next highest integer.

         8. Notices of Stock Dividends. Subscriptions, Reclassifications. Consolidations, Mergers, etc., If at any time: (i) the Company shall declare a cash or stock dividend (or an increase in the then existing dividend rate), or declare a dividend on Common Stock payable otherwise than in cash out of its net earnings after taxes for the prior fiscal year, or (ii) the Company shall authorize the granting to the holders of Common Stock of rights to subscribe for or purchase any shares of capital stock of class or of any other rights; or
(iii) there shall be any capital reorganization, or reclassification, or redemption of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or firm; or (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) the Company proposes to effect a Public Offering, then the Company shall give to the Warrantholders at the addresses of such Warrantholders as shown on the books of the Company, at least forty-five (45) days prior to the applicable record date hereinafter specified, a written notice summarizing such action or event and stating the record date for any such dividend or rights (or, if a record date is not to be selected, the date as of which the holders of Common Stock of record entitled to such dividend or rights are to be determined), the date on which any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up or Public Offering is expected to become effective, and the date as of which it is expected the holders of Common Stock of record shall be entitled to effect any exchange of their shares of Common Stock for cash (or cash equivalent), securities or other property deliverable upon any such reorganization, reclassification, consolidation, merger, sale of assets, dissolution, liquidation or winding up or Public Offering.

        9.        Registered Holder, Transfer of Warrants or Warrant Shares.

                  (a) Maintenance of Registration Books; Ownership of this Warrant. The Company shall keep at its principal office a register in which the Company shall provide for the registration, transfer and exchange of this Warrant. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of this Warrant.

                  (b) Exchange and Replacement. To the extent permissible under any applicable securities laws, this warrant is exchangeable upon surrender hereof by the registered


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holder to the Company at its principal office for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said registered holder at the time of surrender. This Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and new Warrants shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of the transferee(s), upon surrender of this Warrant, duly endorsed, to said office of the Company. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant, without requiring the posting of any bond or the giving of any other security. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 10.

         10. Registration. The holders of the Warrant Shares shall have registration rights equivalent to those enjoyed by the holders of the Company's Series C Preferred Stock in accordance with Section 2 of that certain Amended and Restated Investors' Rights Agreement ("Investors' Rights Agreement"), dated October ___, 1999, by and between the Company and the holders of its Preferred Stock, except that Holder shall be required to approve any waiver or amendment under Section 5 thereof affecting Holder's rights. The Company shall use commercially reasonable efforts to amend the Investors' Rights Agreement to provide therefor.

         11. Representation and Warranties of the Company. The Company hereby represents and warrants to and covenants with Warrantholder, and each holder of Warrant Shares that:

                  (a) Organization and Capitalization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. As of the date hereof, the authorized capital of the Company consists of 98,705,000 shares of Common and Preferred Stock of which 51,247,676 shares of Common and Preferred Stock, all are issued and outstanding. The Company has, and at all times during the Exercise Period will have, reserved for issuance pursuant to the Warrants that number of shares of Common Stock that are issuable pursuant to the Warrants. All the outstanding shares of Common Stock have been validly issued without violation of any preemptive or similar rights, are fully paid and nonassessable and have been issued in compliance with all federal and applicable state securities laws.

                  (b) Authority. The Company has full corporate power and authority to execute and deliver this Warrant, to issue the shares of Common Stock issuable upon exercise of this Warrant, and to perform all of its obligations hereunder, and the execution, delivery and performance hereof has been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

                  (c) No Legal Bar. Neither the execution, delivery or performance of this Warrant nor the issuance of the shares of Common Stock issuable upon exercise of this Warrant


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will (a) conflict with or result in a violation of the Certificate of
Incorporation or By-Laws of the Company, (b) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company or any affiliate, (c) require any consent or authorization or filing with, or other act by or in respect of any governmental authority, or (d) result in a material breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

                  (d) Validity of Shares. When issued upon the exercise of this Warrant as contemplated herein, the shares of Common Stock so issued will have been validly issued and will be fully paid and nonassessable. On the date hereof, the par value of the Common Stock is less than the Exercise Price per share of Common Stock.

         12. Representations and Warranties of the Warrantholder. This Warrant has been issued by the Company in reliance upon the following representations and covenants of Warrantholder.

                  (i) Investment Purpose. This Warrant and the Warrant Shares will be acquired for investment for the Warrantholder's own account, and not as a nominee or agent and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling, granting any participation in or otherwise distributing the same. The Warrantholder further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person, or to any third person, with respect to this Warrant.

                  (ii) Private Issue. The Warrantholder understands (i) that the Warrant and the Warrant Shares issuable upon exercise of this Warrant are not registered under the Securities Act, or qualified under applicable state securities laws on the ground that the issuance of this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

                  (iii) Disposition of Warrantholder's Rights. In no event will the Warrantholder make a disposition of the Warrant Shares issuable upon exercise of this Warrant unless and until (i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act has been taken, or (B) an exemption from the registration requirements of the Securities Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Warrant Shares shall terminate as to this Warrant and any particular share of Common Stock when (1) such security shall have been effectively registered under the Securities Act and sold by the Holder thereof in accordance with such registration or (2) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by the staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or



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ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or the Holder of a share of Common Stock issued upon exercise of this Warrant as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such Holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

                  (iv) Rule 144. The Warrantholder acknowledges that it has received and reviewed a copy of Rule 144 promulgated under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions.

                  (v) Sale of Warrant. The Warrantholder acknowledges that in the event the applicable requirements of Rule 144 are not met, registration under the Securities Act or compliance with another exemption from registration will be required for any disposition of this Warrant or the Warrant Shares. The Warrantholder understands that although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and for such persons and the brokers who participate in the transaction do so at their own risk. The Warrantholder also acknowledges that it is not receiving any rights with respect to registration of this Warrant or the Warrant Shares under the Securities Act.

                  (vi) Financial Risk. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

                  (vii) Accredited Investor. The Warrantholder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act.

                  (viii) No Public Market. The Warrantholder understands that no public market now exists for any of the securities issued by the Company.

                  (ix) Receipt of Information. The Warrantholder has received and reviewed this Warrant; it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of, the Company; it and they have been given an opportunity to ask any and all questions or, and receive answers from, the Company concerning the terms and conditions of this Warrant and to evaluate the suitability of an investment in this Warrant; and, in evaluating the suitability of an investment in this Warrant; it and they have not relief upon any representations or other information (whether oral or written) other than as set forth herein.

         14. Lock-Up-Period. Warrantholder hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act or a public offering that is exempt from the Securities Act (e.g. Regulation A offering), Warrantholder shall not sell or otherwise transfer any Warrant Shares or other securities of the Company during the


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180-day period (or such other period as may be requested in writing by the
Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act or the commencement date of such an exempt public offering. Such restriction shall apply only to the first registration statement or exempt public offering of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

         15.      Miscellaneous Provisions.

                  (a) Governing Law. This Warrant shall be deemed to have been made in the State of California and the validity of this Warrant, the construction, interpretation, and enforcement thereof, and the rights of the parties thereto shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without regard to principles of conflicts of law.

                  (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when personally delivered to the addressee or five (5) days after being mailed by certified mail addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

         To the Company:

                  TRITON NETWORK SYSTEMS, INC.
                  8529 Southpark Circle
                  Orlando, FL 32819

                  Attn:
                       --------------------------

         To the Warrantholders
         Or holder of Warrant Shares:

                  FINOVA Capital Corporation
                  10 Waterside Drive
                  Farmington, Connecticut 06032

                  Attn: Contracts Administration Dept.

provided, however, that any notice of change of address shall be effective upon receipt.

                  (c) Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Company, the Warrantholders and the holders of Warrant Shares and the successors, assigns and transferees of the Company, the Warrantholders and the holders of Warrant Shares.

                  (d) Attorneys' Fees. The Company agrees to pay, on demand, all attorneys' fees (include attorneys' fees incurred pursuant to proceedings arising under the Bankruptcy Code) and all other costs and expenses which may be incurred by the Warrantholders and the holders of


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Warrant Shares in connection with any amendment to this Warrant which may be requested by the Company and/or in any action or proceeding in which the Company is not the prevailing party, if such action or proceeding is in connection with, arising out of, or consequential to the protection, assertion, or enforcement of rights under this Warrant.

                  (e) Entire Agreement; Amendments and Waivers. This Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Warrant shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Warrant may be amended, the Company may take any action herein prohibited or omit to take action herein required to be performed by it, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the, Company has obtained the written consent or written waiver of the majority in interest of the Warrantholders, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

                  (f) Severability. If any term of this Warrant as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Warrant, or affecting the validity or enforceability of this Warrant or of such provision in any other jurisdiction.

                  (g) Headings. The headings in this Warrant are inserted only for convenience of reference and shall not be used in the construction of any of its terms.

                  (h) Transferability. This Warrant may be assigned, transferred or sold by Warrantholder only in compliance with the provisions of applicable securities laws and with the consent of Company which shall not be unreasonably withheld; provided, however, that no consent of the Company shall be required for any assignment or transfer of this Warrant to any direct or indirect subsidiary or parent of the Warrantholders or to any entity in which Warrantholder has a 50% or greater ownership interest.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers effective as of the date first set forth above.

                                       TRITON NETWORK SYSTEMS, INC.
                                       a Delaware corporation

                                       By:       /s/ Ken Vines
                                          -------------------------------------

                                       Printed Name: Ken Vines
                                                    ---------------------------

                                       Title:        CFO
                                             ----------------------------------